UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 28, 2005


                                  DURAVEST, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                  59-2624575
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)           IDENTIFICATION NUMBER)


        11 South LaSalle Street, 5th Floor, Chicago, Illinois 60603-1238
        ----------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
                               INCLUDING ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 423-2763
                                                           --------------

      37 Prince Arthur Avenue, Suite 300, Toronto, Ontario, Canada M5R 1B2
      --------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below If the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 9. - Financial Statements and Exhibits
----------   ---------------------------------

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

     (c)      Exhibits

     Exhibit No.        Description of Exhibits
     -----------        -----------------------

       12(o)            Press Release Dated October 28, 2005



                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, therein to duly authorized.

                                         DURAVEST, INC.

Dated:   October 28, 2005                By: /s/ Dr. Ogan Gurel
                                             -----------------------------------
                                             Dr. Ogan Gurel, President and Chief
                                             Executive, Officer and a Director



























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